                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                   SCHEDULE 14A  PROXY STATEMENT PURSUANT TO
             SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Sec. 240.14a-1(c) or Sec. 240.14a-12

                       Collectible Concepts Group, Inc.
-------------------------------------------------------------------------------
                (Name of Small Business Issuer in its charter)

Payment of Filing Fee (Check the appropriate box):
[x] No Fee Required
[ ] Fee Computed on table below per Exchange Act Rules 14c- 5(g) and
0-11.

1. Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------
2. Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------
4. Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------
5. Total fee paid:

--------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount previously paid:

--------------------------------------------------------------------------
2. Form, schedule, or registration statement number:


--------------------------------------------------------------------------
3. Filing party:

--------------------------------------------------------------------------
4. Date filed:

--------------------------------------------------------------------------

Collectible Concepts Group, Inc.
1600 Lower State Road
Doylestown, PA 18901

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE
HELD ON DECEMBER 31, 2001 AT 8:00 A.M.
Notice is hereby given that a Special Meeting of shareholders of Collectible Concepts Group, Inc., a Delaware corporation ("Company"), will be held on December 31, 2001 at 8:00 a.m., at 1600 Lower State Road, Doylestown, PA 18901 at 8:00 a.m. for the following purposes:


1. To approve an increase in the authorized common stock of the Company from 350,000,000 to 700,000,000

Shareholders of record at the close of business on [December 7, 2001], are entitled to vote at the meeting or any postponement or adjournment thereof.

Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Special Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Special Meeting does not itself serve to revoke your Proxy.

Financial information of the Company is enclosed herewith.

By order of the Board of Directors December 7, 2001

/s/ Jeffrey J. Andrews
-------------------------------------------
    Jeffrey J. Andrews, Corporate Secretary

PROXY STATEMENT

Collectible Concepts Group, Inc., 1600 Lower State Road, Doylestown, PA 18901


This Proxy Statement is furnished to shareholders at the direction and on behalf of the Board of Directors of Collectible Concepts Group, Inc., a Delaware corporation ("Company"), for the purpose of soliciting proxies for use at the Special Meeting of Shareholders of the Company to be held at our offices, located at 1600 Lower State Road, Doylestown, PA 18901, on December 31, 2001, at 8:00 a.m. The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person, or by submitting a later dated proxy. A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted.

Shareholder proposals must be submitted to the Company not later than April, 2002, in order to be included in those matters considered at the next Annual Meeting of the Company to be held in June 2002.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about December 21, 2001.

VOTING SECURITIES

The record date of shareholders entitled to notice of and to vote at the Special Meeting of Shareholders is the close of business on December 7, 2001. On such date, the Company had issued and outstanding 332,340,826 shares of $0.001 par value common stock. Each share is entitled to one vote per share on any matter which may properly come before the meeting and there shall be no cumulative voting right on any shares. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the meeting. Broker votes will not be counted in determining the presence of a quorum and will not be voted. All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting.

STOCK OWNERSHIP

The following table sets forth information as of September 4, 2001 with respect to the beneficial ownership of the Company's securities by officers and directors, individually and as a group, and all holders of more than 5% of the shares of any class of the Company's voting securities. Unless otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the beneficial owners indicated.

On December 7, 2001, there were 332,340,826 shares of Common Stock outstanding.

Name and Address of Beneficial Owner                                       Common Stock
                                                     Number of Shares      Percent of Class
(a)  Officers and Directors:

     Paul S. Lipschutz                                41,850,000(1)            19.27
     1600 Lower State Road
     Doylestown, PA 18901

     Jeffrey Andrews                                   2,250,000               *
     1600 Lower State Road
     Doylestown, PA 18901

     Officers and Directors as a group (2 persons)

(b) Other beneficial owners                           N/A                      N/A

     *  Less than 1%

      (1) Does not include 3,075,000 shares owned by Marilyn Lonker, as to which he disclaims beneficial ownership. Includes 26,333 shares owned by the estate of Harvey Benson, of which Mr. Lipschutz serves as Executor. Also includes 10,000,000 options issued on January 1, 1999 under an arrangement in which the ratio of those options to the total shares outstanding when the options were issued would always be maintained until all 10,000,000 options were exercised. At the original issue date, this ratio was 11.52%. As of May 2, 2000, CCGR had issued 173,951,697 shares of common stock. As of that date, Mr. Lipschutz was eligible to exercise options worth 11.52% of 173,951,697 shares. This equals options worth 20,039,235 of underlying common stock.

      Also included are 500,000 options the Company issued to Mr. Lipschutz on November 30, 1995. Mr. Lipschutz may exercise these options to purchase 500,000 shares of common stock for $.10 per share. The options expire on December 1, 2005.

INCREASE IN AUTHORIZED SHARES

Based on a Certificate of Amendment to Articles of Incorporation which was filed with, and accepted and certified pursuant to the General Corporation Law of Delaware on April 26, 1999, the current number of authorized shares of common stock in the Articles of Incorporation of the Company is 350,000,000. The Board of Directors has approved by resolution an increase in the number of authorized shares of common stock to 700,000,000. This increase will allow the Board of Directors flexibility in structuring financing arrangements for the Company and in issuing common stock in exchange for services for the Company. The Board of Directors has no present intention to use these shares for any merger or other business acquisition. To the extent more shares are issued, there will be a dilutive effect for current shareholders. The increase in the number of shares may have an anti-takeover effect. Management has no current intentions of utilizing this significant block of available shares for any anti-takeover purpose.

The Board of Directors of the Company recommends a vote FOR this increase in the number of authorized shares of common stock of the Company from 350,000,000 to 700,000,000.

OTHER BUSINESS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Special Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed forms returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.



By order of the Board of Directors

/s/ Jeffrey J. Andrews
______________________________
    Corporate Secretary



December 7, 2001

P R O X Y

Collectible Concepts Group, Inc.

Special Meeting of Shareholders To Be Held December 31, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Paul Lipschutz, Jeffrey Andrews, or either of them, as proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote at the Special Meeting of Shareholders of Collectible Concepts Group, Inc., a Deleware corporation (sometimes hereinafter referred to as the "Company") to be held on December 31, 2001, as designated below, all of the common stock of Collectible Concepts Group, Inc. held of record by the undersigned on December 7, 2001, at the Special Meeting or any adjournment thereof.

1. TO APPROVE AN INCREASE IN THE AUTHORIZED COMMON STOCK OF THE COMPANY FROM 350,000,000 TO 700,000,000


(circle one). FOR  AGAINST  ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of Collectible Concepts Group, Inc. to be held on December 31, 2001, the Proxy Statement of such meeting, the Form 10-KSB for the fiscal year ended February 28, 2001, and the Form 10-QSB for the quarter ended August 31, 2001.

Dated:                     , 2001
       --------------------

(Signature of Shareholder)

Note: Please sign exactly as name appears on stock certificate (as indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.